Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001

SURETY BOND

Form 9133
Page 1 of 4

Issuer: Home Equity Loan Trust 2003-HS1              Policy Number:  03030004
                                                     Control Number:  0010001


Insured Obligations:
$400,000,000 in aggregate principal amount of Home Equity Loan-Backed Term Notes, Series 2003-HS1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6 and Class A-I-IO (collectively, the "Class A-I Notes")

Indenture Trustee:  JPMorgan Chase Bank

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Indenture (as defined below) and the Insurance Agreement referred to therein, and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Group I Credit Enhancement Draw Amount, to the extent set forth in the Indenture, to the Indenture Trustee named above or its successor, as indenture trustee for the Holders of the Class A-I Notes, and any Preference Amount to the appropriate party pursuant to the terms of this Surety Bond. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture as in effect and executed on the date hereof.

The term "Group I Credit Enhancement Draw Amount" shall mean an amount, if any, equal to (1) on any Payment Date other than the Dissolution Payment Date or the Final Scheduled Payment Date for the Class A-I Notes, the sum of (a) the amount by which accrued interest on the Class A-I Notes, at the applicable Note Rates on such Payment Date exceeds the amount on deposit in the Payment Account available for interest payments on the Class A-I Notes on such Payment Date (exclusive of any Group I Net WAC Cap Shortfalls, any Prepayment Interest Shortfalls and any Relief Act Shortfalls), (b) the amount by which any Liquidation Loss Distribution Amount with respect to the Class A-I Notes exceeds the sum of (x) the amount on deposit in the Payment Account available for payments with respect to Liquidation Loss Distribution Amounts on the Class A-I Notes on such Payment Date and (y) the Group I Overcollateralization Amount for such Payment Date (calculated without giving effect to any reductions relating to such Liquidation Loss Distribution Amounts) and (c) any Excess Loss Amount with respect to the Class A-I Notes; (2) with respect to the Dissolution Payment Date, the amount of the Dissolution Draw relating to the Class A-I Notes payable to the Holders of the Class A-I Notes following the sale, liquidation or other disposition of the assets of the Owner Trust Estate in connection with the liquidation of the Trust Estate as permitted under the Indenture following an Event of Default thereunder and (3) with respect to the Final Scheduled Payment

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Date for the Class A-I Notes,  the amount by which the Security  Balances on the
Class A-I Notes, and any accrued and unpaid interest thereon (exclusive of any Group I Net WAC Cap Shortfalls, any Prepayment Interest Shortfalls and any Relief Act Shortfalls) to the extent not previously paid, exceeds the payments otherwise available to be made to the Holders thereof on the Final Scheduled Payment Date.

The term "Final Scheduled Payment Date" for each Class of the Class A-I Notes means the Payment Date occurring in February 2033.

Financial Guaranty will pay a Group I Credit Enhancement Draw Amount with respect to the Class A-I Notes by 12:00 noon (New York City Time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following the Business Day on which Financial Guaranty shall have received Notice that a Group I Credit Enhancement Draw Amount is due in respect of the Class A-I Notes and (ii) the Payment Date on which the related Group I Credit Enhancement Draw Amount is payable to the Holders of the Class A-I Notes pursuant to the Indenture, for disbursement to the Holders of the Class A-I Notes in the same manner as other payments with respect to the Class A-I Notes are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon payment of a Group I Credit Enhancement Draw Amount, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Class A-I Notes to receive the amount so paid. Financial Guaranty's obligations with respect to the Class A-I Notes hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the related Group I Credit Enhancement Draw Amount are received by the Indenture Trustee on behalf of the Holders of the Class A-I Notes for payment to such Holders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a Holder of Class A-I Notes is recoverable and recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Payment Date after the Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Holder of Class A-I Notes relating to or

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arising under such Preference  Amount and appointing  Financial  Guaranty as the agent of the Indenture Trustee and/or such Holder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Holder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Holder of Class A-I Notes directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the
Holder  upon  proof  of  such  payment  reasonably   satisfactory  to  Financial
Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Class A-I Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (x) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding
Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Class A-I Notes prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class A-I Notes shall have been paid in full and (ii) if any insolvency proceeding with respect to which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

A monthly premium shall be due and payable in arrears as provided in the Indenture and the Insurance Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

To the fullest extent permitted by applicable law, Financial Guaranty hereby waives, solely for the benefit of Holders of the Class A-I Notes, all defenses of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of
"utmost   good  faith"  or  any  similar  or  related   doctrine  or  any  other

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circumstances  that would have the effect of discharging a surety,  guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Surety Bond. Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to the Issuer or Residential Funding Corporation, or any of their affiliates, whether acquired by subrogation, assignment or otherwise.

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Holder" means, as to a particular Class A-I Note, the person, other than the Issuer, the Master Servicer, any subservicer retained by the Master Servicer or the Depositor who, on the applicable Payment Date, is entitled under the terms of such Class A-I Note to a payment thereon. "Indenture" means the Indenture relating to the Class A-I Notes by and between Home Equity Loan Trust 2003-HS1, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee, dated as of March 27, 2003. "Insurance Agreement" means the Insurance and Indemnity Agreement, among Financial Guaranty, Residential Funding Mortgage Securities II, Inc., Residential Funding Corporation, Home Equity Loan Trust 2003-HS1 and the Indenture Trustee, dated as of March 27, 2003. "Servicing Agreement" means the Servicing Agreement relating to the Class A-I Notes by and among Residential Funding Corporation, as Master Servicer, Home Equity Loan Trust 2003-HS1, as Issuer, and the Indenture Trustee, dated as of March 27, 2003.

In the event that payments under any Class A-I Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Class A-I Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Class A-I Note by reason of the repurchase of the Trust Estate pursuant to Section 8.08 of the Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.


/s/ Deborah M. Reif                        /s/ Martin Joyce
President                                  Authorized Representative

Effective Date:  March  27, 2003

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                                   EXHIBIT A

                              NOTICE OF NONPAYMENT
                             AND DEMAND FOR PAYMENT

To:            Financial Guaranty Insurance Company
               125 Park Avenue
               New York, New York 10017
               Attention:    General Counsel

               Telephone: (212) 312-3000
               Telecopier:  (212) 312-3220

Re:
              $400,000,000 in aggregate principal amount of Home Equity Loan-Backed Term Notes, Series 2003-HS1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6 and Class A-I-IO (collectively, the "Class A-I Notes")

               Policy No:  03030004 (the "Surety Bond")

Payment Date/Final Scheduled Payment Date/Dissolution Payment Date: __________


We refer to that certain Indenture, dated as of March 27, 2003, by and between Home Equity Loan Trust 2003-HS1, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture"), relating to the above referenced Class A-I Notes. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in Appendix A to the Indenture.

(a) _____ The Indenture Trustee has determined under the Indenture that in respect of the Payment Date:

        (1) ____ The insured portion of the payment on the Class A-I Notes in respect of the Payment Date that is due to be received on the Payment Date specified above under the Indenture, is equal to $_____________, consisting of

               (A) ____ $ ___________ in respect of interest on the Class A-I Notes, which is calculated as the amount by which:

                      (i) ____ $____________, constituting the aggregate amount of accrued interest on the Class A-I Notes, excluding any Group I Net WAC Cap Shortfalls, Relief Act Shortfalls and Prepayment Interest Shortfalls, for the Payment Date; exceeds

                      (ii) $___________, representing the amount on deposit in the Payment Account available for interest payments to the Class A-I Notes on the Payment Date; plus


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               (B)    ____  $_____________  in respect of principal of the Class
                      A-I Notes, which is calculated as the amount by which:

                      (i) ____ Liquidation Loss Amounts with respect to the Group I Loans for the Payment Date, which total $_________, exceed

                      (ii)   the sum of

                             (x)    ____    $___________,    representing    the
                                    Liquidation Loss Distribution Amount for the
                                    Group I Loans for the Payment Date; and

                             (y) ____ $____________, representing the amount of the reduction in the Group I Overcollateralization Amount for the Payment Date.

               (C) ____ $_____________ in respect of the Excess Loss Amount relating to the Group I Loans, which is calculated as the sum of the following:

                      (i) ____ $_________, representing Special Hazard Losses on the Group I Loans that, when added with all other Special Hazard Losses on the Group I Loans from the Closing Date, are in excess of the Special Hazard Amount for the Group I Loans;

                      (ii) $_________, representing Fraud Losses on the Group I Loans that, when added with all other Fraud Losses on the Group I Loans from the Closing Date, are in excess of the Fraud Amount for such Payment Date for the Group I Loans;

                      (iii) $_________, representing Bankruptcy Losses on the Group I Loans that, when added with all other Bankruptcy Losses on the Group I Loans from the Closing Date, are in excess of the Bankruptcy Amount for the Group I Loans;

                      (iv) $_________, representing losses on the Group I Loans that result from an Extraordinary Event; and

                      (v) ____ $_________, representing Liquidation Loss Amounts that, when added with all other Liquidation Loss Amounts on the Group I Loans from the Closing Date (other than losses of the types in clauses (i)
                             - (iv) above), are in excess of 11.25% of the Cut-off Date Loan Balance for the Group I Loans.

        (2) ____ [The amount to be paid to the Holders of the Class A-I Notes on the Dissolution Payment Date, which is in excess of amounts available in the Payment Account for payment to the then-outstanding Class A-I Notes is $____________.]

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        (3) ____ [The amount to be paid to the Holders of the Class A-I Notes on the Final Scheduled Payment Date, which is in excess of amounts available in the Payment Account for payment to the then-outstanding Class A-I Notes is $____________.]

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent. The amount of the Preference Amount is $______________.]

        Please be advised that, accordingly, a Group I Credit Enhancement Draw Amount exists for the Payment Date identified above for the Class A-I Notes and, pursuant to the Indenture, this statement constitutes a notice for payment of a Group I Credit Enhancement Draw Amount by the Insurer in the amount of $__________. This Group I Credit Enhancement Draw Amount is payable by the Insurer under the Surety Bond.

(b) _____ No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

     The  amount   requested  in  this  Notice  should  be  paid  to:   [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

        IN WITNESS  WHEREOF,  the  Indenture  Trustee has executed and delivered
this  Notice  of   Nonpayment   and  Demand  for  Payment   this  _____  day  of
______________________.

                                    ________________________________________,
                                        as Indenture Trustee

                                    By:     ___________________________________

                                    Title:  ___________________________________


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